EARNINGS PER SHARE	6 Months Ended
Jun. 30, 2023
Earnings per share [abstract]
Earnings Per Share	Earnings Per Share
Basic earnings per share ("EPS") is based upon the weighted average number of common shares outstanding during the period. Diluted earnings per share is based upon the weighted average number of common shares outstanding during the period assuming the issuance of common shares for all potentially dilutive common shares outstanding.
The following table sets forth the computation of basic and diluted earnings per share:

(in millions except per share amounts)	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net income attributable to equity shareholders of the Company	$240	$264	$494	$443

Weighted average shares outstanding
Basic	552	535	551	534
Diluted	556	550	556	550

Total basic and diluted EPS attributable to equity shareholders
Basic	$0.43	$0.49	$0.90	$0.83
Diluted	$0.43	$0.48	$0.89	$0.81